Exhibit 10.1

July 16, 2003

To the Holders of the Series A Preferred Stock:

We refer to the Articles of Amendment (the “Articles”) to the Amended and Restated Articles of Incorporation of Gevity HR, Inc. authorizing the Series A Convertible, Redeemable Preferred Stock (the “Series A Preferred Stock”) of Gevity HR, Inc. (the “Company”). This will confirm our agreement with respect to the Articles, as follows:

The undersigned, being all of the holders of the Series A Preferred Stock, hereby agree to irrevocably waive, as of June 6, 2003, solely in the case of a Redemption Demand pursuant to Section 3B of the Articles, the right to receive in payment of the Cash Redemption Price the Fair Market Value of the Conversion Stock issuable upon conversion of the Series A Preferred Stock plus accrued and unpaid dividends on such Series A Preferred Stock upon a redemption of the Demand Shares, so that upon such Redemption Demand pursuant to Section 3B of the Articles, the Cash Redemption Price shall be payable solely in cash in the amount of the Liquidation Value plus all accrued and unpaid dividends on the Demand Shares.

This waiver shall be binding on all subsequent transferees of the Series A Preferred Stock and, as a condition to any transfer of the Series A Preferred Stock, each prospective transferee shall agree in writing to be bound by the provisions hereof.

Capitalized terms in this letter not otherwise defined shall have the meanings specified in the Articles.

If the foregoing correctly sets forth the agreement reached between us, please so indicate by signing and returning a copy of this letter.

Very truly yours,
/s/ Gregory M. Nichols
Gregory M. Nichols
Senior Vice President and General Counsel

Agreed to:

FRONTENAC VIII LIMITED PARTNERSHIP

By: FRONTENAC VIII PARTNERS, L.P.
Its: General Partner

By: FRONTENAC COMPANY VIII, L.L.C.
Its: General Partner

By: /s/ Laura P. Pearl
Its: Member

FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

By: FRONTENAC VIII PARTNERS, L.P.
Its: General Partner

By: FRONTENAC COMPANY VIII, L.L.C.
Its: General Partner

By: /s/ Laura P. Pearl
Its: Member

SUNTRUST EQUITY FUNDING, LLC d/b/a SUNTRUST EQUITY PARTNERS

By: /s/ Kenneth T. Millar
Its: Manager

BVCF IV, L.P.

By: J.W. PUTH ASSOCIATES, LLC
Its: General Partner

By: BRINSON VENTURE MANAGEMENT, LLC
Its: Attorney-in-fact

By: ADAMS STREET PARTNERS, LLC
Its: Administrative Member

By: /s/ Jeffrey T. Diehl
Its: Partner

C&B CAPITAL, L.P.

By: C&B CAPITAL GP, LLC
Its: General Partner

By: /s/ Edward S. Croft, III
Its:Manager